SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     April 30, 2014

ENPRO INDUSTRIES, INC.
(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction	(Commission file number)	(I.R.S. Employer
of incorporation		Identification No.)

5605 Carnegie Boulevard, Suite 500
Charlotte, North Carolina 28209
(Address of principal executive offices, including zip code)

(704) 731-1500
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 30, 2014, the shareholders of EnPro Industries, Inc. (the “Company”) voted to approve an amendment and restatement of the EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (the “Equity Plan”) which increased the shares that may be awarded under the Equity Plan by 900,000 shares. A description of the Equity Plan is included on pages 55 through 59 of the Company’s definitive proxy statement for the annual meeting of shareholders held on April 30, 2014, filed with the Securities and Exchange Commission on March 20, 2014, which description is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)    The Company held its 2014 annual meeting of shareholders on April 30, 2014.

(b)    The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1.    Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”
Thomas M. Botts	18,763,308	332,368
Peter C. Browning	16,338,282	2,757,394
Felix M. Brueck	19,061,359	34,317
B. Bernard Burns, Jr.	18,964,034	131,642
Diane C. Creel	18,950,723	144,953
Gordon D. Harnett	18,890,687	204,989
David L. Hauser	18,963,932	131,744
Stephen E. Macadam	19,068,943	26,733
Kees van der Graaf	18,752,788	342,888

There were 1,638,675 broker non-votes on the proposal for the election of directors.

Proposal 2.    Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
14,560,372	4,511,253	24,051	1,638,675

Proposal 3.    Approval of an amendment and restatement of the Equity Plan

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
18,738,337	322,084	25,255	1,638,675

Proposal 4.    Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2014

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
20,552,684	171,245	10,422	0

Item 9.01    Financial Statements and Exhibits.
(c)    Exhibits
Exhibit 10.1 - EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (incorporated by reference to Annex B to the Proxy Statement on Schedule 14A filed by EnPro Industries, Inc. on March 20, 2014 (File No. 001-31225))

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    May 2, 2014

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit Number	Exhibit

10.1
EnPro Industries, Inc. Amended and Restated 2002 Equity Compensation Plan (incorporated by reference to Annex B to the Proxy Statement on Schedule 14A filed by EnPro Industries, Inc. on March 20, 2014 (File No. 001-31225))